EXHIBIT 10.38

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 29, 2003, among RADIAN REINSURANCE INC. (f/k/a Enhance Reinsurance Company), a New York stock insurance company (the “Borrower”), the Banks from time to time party to the Credit Agreement referred to below, and DEUTSCHE BANK AG NEW YORK BRANCH, as Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Banks, and the Agent have entered into a Credit Agreement, dated as of November 7, 2001 (as amended, modified or supplemented through the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A.	Amendments to the Credit Agreement

1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the correct alphabetical order thereto:

“RAA” shall have the meaning provided in Section 9.02(v).

“RAA Merger” shall have the meaning provided in Section 9.02(v).

“RAA Merger Closing Date” shall have the meaning provided in Section 9.02(v).

2. Section 1.1 of the Credit Agreement is hereby further amended by inserting at the end of the definition of “Covered Portfolio” appearing therein the following new proviso:

“; provided, that should the RAA Merger be consummated as provided in Section 9.02(v), the Covered Portfolio on and after the RAA Merger Closing Date shall consist solely of the Insured Obligations (i) that are insured or reinsured by the Borrower immediately prior to the RAA Merger (without giving effect thereto) and (ii) which continue to be insured or reinsured by RAA or the Borrower, as the case may be, on and after the RAA Merger Closing Date. It being understood that the Covered Portfolio shall not be expanded as a result of the RAA Merger to include any Insured Obligation which was not part of the Covered Portfolio immediately prior to giving effect to the RAA Merger.”

3. Section 3.04(a) of the Credit Agreement is hereby amended by (a) deleting the date “October 9, 2009” appearing immediately before the text “(the “Expiry Date”)” in said Section and inserting the new date “January 9, 2010” in lieu thereof and (b) deleting the date “October 9” appearing immediately before the text “, occurring in the calendar year next” appearing in said Section and inserting the new date “January 9” in lieu thereof.

4. Section 9.02 of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately following clause (iv) thereof and (b) adding the following new clause (v) immediately following clause (iv) thereof:

“(v) the Borrower may merge with or into its Affiliate, Radian Asset Assurance Inc. (“RAA”), as described in Exhibit 99 to a Current Report on Form 8-K of Radian Group Inc., filed with the Securities and Exchange Commission on September 3, 2003 (the “RAA Merger”), so long as (a) the RAA Merger is consummated pursuant to documentation and on terms and conditions reasonably satisfactory to the Agent and each of the Banks (such satisfaction not to be unreasonably withheld or delayed), (b) in the event that the Borrower is not the surviving entity of the RAA Merger, on or prior to the date of the closing of the RAA Merger (the “RAA Merger Closing Date), RAA shall (I) expressly agree in writing and on terms and conditions satisfactory to the Agent and each of the Banks to assume all obligations and liabilities of the Borrower under this Agreement and each of the other Credit Documents and (II) take all actions and deliver all documents reasonably requested by the Agent in connection with the assumption of such obligations including, without limitation, those actions and documents described in Section 5.01 of this Agreement, (c) no Default or Event of Default has occurred and is continuing or would occur after giving effect to the RAA Merger and the transactions contemplated thereby, (d) (I) in the event that the Borrower is the surviving entity of the RAA Merger, the RAA Merger shall not result in any downgrading of the Borrower’s Rating assigned by Moody’s or S&P from that in effect immediately prior to such merger or (II) in the event that the Borrower is not the surviving entity of the RAA Merger, RAA shall have a claims-paying ability rating assigned by Moody’s or S&P equal to or higher than the Borrower’s Rating in effect immediately prior to the RAA Merger, (e) the surviving entity of the RAA Merger (i.e., the Borrower or RAA, as the case may be), shall deliver to the Agent (and the Agent shall deliver a copy to each of the Banks) a certificate of the president, chief financial officer or the treasurer of the Borrower or RAA, as the case may be, stating that such merger complied with the conditions contained in this clause (v) and setting forth in reasonable detail the Covered Portfolio as in effect on the RAA Merger Closing Date, (f) in the event that the Borrower is not the surviving entity of the RAA Merger, on and after the RAA Merger Closing Date, each reference to the term the “Borrower” or the “Assignor”, as the case may be, in this Agreement and each other Credit Document, shall be deemed to be a reference to RAA and (g) after giving effect to this clause (v), all of the representations and warranties contained in this Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the RAA Merger Closing Date ( unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).”

B.	Miscellaneous Provisions

1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants to each of the Banks that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with, the Borrower and the Agent.

4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when:

(i) the Borrower and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent; and

(ii) the Borrower shall have paid to the Agent and to the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agent and/or the Banks to the extent then due.

6. From and after the Third Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

RADIAN REINSURANCE INC.

By:	/s/ Ari Ginsburg

	Name:	Ari Ginsburg
	Title:	VICE PRESIDENT

WESTLB AG, NEW YORK BRANCH

By:	/s/ Roland Chlors-Browne

	Name:	Roland Chlors-Browne
	Title:	Senior Executive & Managing Director

By:	/s/ David Sellers

	Name:	David Sellers
	Title:	Executive Director

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/ Raymond K. Miller

	Name:	Raymond K. Miller
	Title:	Managing Director, CM & T Credit

By:	/s/ Wing Ng

	Name:	Wing Ng
	Title:	Executive Director

NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH

By:	/s/ Georg L. Peters

	Name:	Georg L. Peters
	Title:	Vice President

By:	/s/ Jan de Jonge

	Name:	Jan de Jonge
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Agent

By:	/s/ John S. McGill

	Name:	John S. McGill
	Title:	Director

By:	/s/ Ruth Leung

	Name:	Ruth Leung
	Title:	Director